SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 29, 2003

Triad Automobile Receivables Trust 2003-B

(Issuer with respect to Securities)

Triad Financial Corporation

(Exact name of registrant as specified in its charter)

California	333-90130	33-0356705

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Debra Glasser, Esq. Triad Financial Corporation 7711 Center Avenue Suite 100 Huntington Beach, California	92647

(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number,
including area code:	(714) 373-8300

No Change

(Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 1.1
EXHIBIT 4.1
EXHIBIT 4.2
EXHIBIT 4.3
EXHIBIT 4.4
EXHIBIT 8.2
EXHIBIT 10.1

Item 2. Acquisition or Disposition of Assets

Description of the Securities and the Auto Loans

          Triad Financial Corporation, as Sponsor (“Triad”), has registered an issuance of $5,000,000,000 in principal amount of Securities (the “Securities”) on Form S-3 (Registration File No. 333-90130) (the “Registration Statement”). Pursuant to the Registration Statement, Triad Automobile Receivables Trust 2003-B (the “Issuer”) issued $193,000,000 Class A-1 1.13% Automobile Receivables Backed Notes, $280,000,000 Class A-2 1.66% Automobile Receivables Backed Notes, $210,000,000 Class A-3 2.48% Automobile Receivables Backed Notes and $249,000,000 Class A-4 3.20% Automobile Receivables Backed Notes, (collectively, the “Notes”) on October 29, 2003 (the “Closing Date”). This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes, the forms of which were filed as Exhibits to the Registration Statement.

          The Notes were issued pursuant to an Indenture attached hereto as Exhibit 4.1, dated as of October 1, 2003, between the Issuer and JPMorgan Chase Bank, as Trustee (the “Trustee”).

          The Notes will evidence indebtedness of the Issuer, the assets of which consist primarily of motor vehicle retail installment sales contracts and installment loans (the “Receivables”) secured by new and used automobiles and light duty trucks financed thereby.

          As of the Closing Date, the Receivables had the characteristics described in the Prospectus Supplement dated October 20, 2003 (the “Prospectus Supplement”) filed with the Commission pursuant to Rule 424(b)(5) of the Act on October 27, 2003.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	Exhibits:

          1.1 Underwriting Agreement, dated as of October 20, 2003, between Triad Financial Special Purpose LLC, as Depositor (the “Depositor”) and Credit Suisse First Boston LLC, as Representative of the several Underwriters (the “Representative”).

          4.1 Indenture, dated as of October 1, 2003, between the Issuer and the Trustee.

          4.2 Amended and Restated Trust Agreement, dated as of October 29, 2003, among Triad, the Depositor and Wilmington Trust Company, as the Owner Trustee.

          4.3 Sale and Servicing Agreement, dated as of October 1, 2003, among the Depositor, Triad, the Issuer and the Trustee.

          4.4 Financial Guaranty Insurance Policy, dated as of October 29, 2003 and delivered by MBIA Insurance Corporation.

          8.2 Opinion of Dewey Ballantine LLP, dated October 29, 2003, with respect to certain tax matters.

          10.1 Purchase Agreement, dated as of October 1, 2003, between Triad and the Depositor.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIAD FINANCIAL CORPORATION

By:	/s/ Debra G. Glasser

Name: Debra G. Glasser
Title: Vice President - Legal

Dated: October 29, 2003

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of October 20, 2003, between Triad Financial Special Purpose LLC, as Depositor and Credit Suisse First Boston LLC, as Representative of the several Underwriters (the “Representative”).

4.1	Indenture, dated as of October 1, 2003, between the Issuer and the Trustee.

4.2	Amended and Restated Trust Agreement, dated as of October 29, 2003, among Triad, the Depositor and Wilmington Trust Company, as the Owner Trustee.

4.3	Sale and Servicing Agreement, dated as of October 1, 2003, among the Depositor, Triad, the Issuer and the Trustee.

4.4	Financial Guaranty Insurance Policy, dated as of October 29, 2003 and delivered by MBIA Insurance Corporation.

8.2	Opinion of Dewey Ballantine LLP, dated October 29, 2003, with respect to certain tax matters.

10.1	Purchase Agreement, dated as of October 1, 2003, between Triad and the Depositor.